                                                                      EXECUTION

                       Wachovia Bank, National Association
                          Wachovia Capital Markets, LLC
                        Wachovia Investment Holdings, LLC
                            301 South College Street
                            Charlotte, North Carolina

                                                                    May 9, 2008

NovaStar Mortgage, Inc.
NovaStar Certificates Financing LLC
NovaStar Certificates Financing Corporation
NFI Repurchase Corporation
NMI Repurchase Corporation
NMI Property Financing, Inc.
HomeView Lending, Inc.
NovaStar Financial, Inc.
NFI Holding Corporation
8140 Ward Parkway,
Suite 300
Kansas City, Missouri 64114

     Re:  Facility  Termination,  Claim Settlement and Release (the "Termination
          Agreement")

     Reference is made to those certain  Master  Repurchase  Agreements  and the ancillary  agreements  related thereto listed on Schedule I attached hereto,  to that certain Master Mortgage Loan Purchase and Interim Servicing  Agreement,  as
amended and restated as of June 1, 2005, and that certain Mortgage Loan Purchase and Interim  Servicing  Agreement  dated as of December  1, 2005,  each  between
NovaStar Mortgage,  Inc.  ("Mortgage") and Wachovia Bank,  National  Association
(the "Bank"; the loan purchase agreements,  together, the "MLPAs;" and the Whole
Loan Agreement,  the Non-Investment Grade Securities  Agreement,  the Investment
Grade Securities Agreement,  the NY Agreement and the MLPAs,  collectively,  the
"Agreements").   Capitalized   terms  used  in  this  letter  agreement  without
definition have the meanings ascribed to them in the Agreements.

     Section 1. Facility Termination

     The Bank, Wachovia Investment  Holdings,  LLC and Wachovia Capital Markets,
LLC (collectively,  the "Buyers"), and Mortgage, NovaStar Certificates Financing
LLC, NovaStar Certificates  Financing Corporation,  NFI Repurchase  Corporation,
NMI Repurchase  Corporation,  NMI Property  Financing,  Inc.,  HomeView Lending,
Inc., NovaStar Financial,  Inc. and NFI Holding Corporation  (collectively,  the
"Sellers")  hereby agree to terminate the Agreements,  and all of the respective rights and obligations of the Buyers and the Sellers thereunder,  except for any obligations that survive

termination  pursuant  to the  terms  of the  Agreements  and  this  Termination
Agreement, in all respects as of the date hereof.

     Section 2. MLPA Claim Settlement

     The Bank has asserted claims against Mortgage  requiring Mortgage to either
(a) repurchase  certain mortgage loans pursuant to the terms of the MLPAs or (b)
pay to the Bank  damages in the amount of the loss the Bank is expected to incur if Mortgage  does not  repurchase  and the Bank is  compelled  to dispose of the subject mortgage loans in the market place.

     Mortgage disputes the claim made by the Bank.

     After arms length  settlement  discussions,  a compromise and settlement of the dispute has been reached by the parties.  Mortgage will pay  $275,000.00  to the Bank in full settlement and  satisfaction of the claim,  and the Sellers and the Buyers hereby release and waive any claims, offsets, defenses, cross-claims, counterclaims,  obligations,  demands  and  causes  of  action,  and  any  other liability or loss, whether known or unknown, at law or in equity, arising out of or related to such claim,  against one  another and their  employees,  officers, directors,  agents, successors and assigns, which the Sellers or the Buyers have or may have as of the Payoff Date.

     Section 3. Release of Purchased Assets

     Effective as of the date the Buyers receive from the designated Sellers the
Repurchase  Prices and other amounts listed on Schedule II attached hereto,  and the designated  Sellers satisfy all other  obligations  owed to the Buyers under the Agreements  (the "Payoff  Date"),  of which such Sellers have been notified, and instructed to satisfy, on or before the Payoff Date, the Buyers shall (a) be deemed to have released their interests in the Purchased  Assets,  (b) forthwith return all original certificates,  instruments and other Purchased Assets within their  possession  to the Sellers,  (c)  authorize,  on and with effect from the
Payoff Date, the Sellers to file UCC-3  termination  statements or discharges in respect of the UCC-1 financing statements previously filed by the Buyers against the Sellers with respect to the Agreements and the Purchased Assets,  and (d) on
and with effect from the Payoff Date, at the reasonable  request of the Sellers, execute such additional instruments,  releases and other writings, and take such other action,  as the Sellers may  reasonably  request to effect or evidence the settlement and  satisfaction of the Sellers'  obligations  under the Agreements, the termination of the Agreements and any other agreements related thereto,  and the release of any security interests,  liens or other encumbrances  relating to the  Purchased  Assets and in favor of the  Buyers  but,  in each case,  without representation,  warranty  or  recourse  to any Buyer,  and at the sole cost and expense of the Sellers.

     Sellers  shall  undertake  to  have  the  Purchased  Assets  consisting  of certificates  registered in the names of one or more Buyers re-registered in the names of one or more Sellers as soon as practicable after the Payoff Date.

     Section 4. Miscellaneous

     This  Termination  Agreement  shall be binding upon, and shall inure to the benefit of the Sellers  and the  Buyers,  and their  respective  successors  and assigns.

     The Sellers each confirm  their  agreement to the terms and  provisions  of this  Termination  Agreement  by  returning  to the Buyers a signed  counterpart hereof.

     This  letter  agreement  may  be  executed  by  each  party  on a  separate counterpart,  each of which when so executed and delivered  shall be an original but all of  which  together  shall  constitute  one  agreement.  Delivery  of an executed  counterpart of this letter  agreement by telecopier or electronic mail shall be equally effective as delivery of an original  executed  counterparty of this letter agreement.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, and the  obligations,  rights and remedies of the parties  hereunder  shall be determined  in accordance  with the laws of the
State of New York except to the extent  preempted by federal law. Any  provision hereof which is prohibited or  unenforceable  in any  jurisdiction  shall, as to such  jurisdiction,  be  ineffective  to  the  extent  of  such  prohibition  or unenforceability without invalidating the remaining provisions hereof or thereof or  affecting  the  validity or  enforceability  of such  provision in any other jurisdiction.

     The Sellers shall promptly reimburse the Buyers for all out-of-pocket costs and expenses of the Buyers in  connection  with the  preparation,  execution and delivery of this Termination Agreement (including,  without limitation, the fees and expenses of counsel for the Buyers).

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                      Very truly yours,

                                      Wachovia Bank, National Association,
                                      as Buyer

                                          /s/  Andrew W. Riebe
                                      By:______________________________
                                      Name:  Andrew W. Riebe
                                      Title: Director

                                      Wachovia Investment Holdings, LLC,
                                      as Buyer

                                          /s/ Goetz Rokahr
                                      By:______________________________
                                      Name:   Goetz Rokahr
                                      Title:  Vice President

                                      Wachovia Capital Markets, LLC,
                                      as Buyer

                                        /s/ Scott Schuman
                                      By:______________________________
                                      Name:  Scott Schuman
                                      Title: Vice President

Acknowledged and Agreed:

NovaStar Mortgage, Inc., as Seller and Guarantor

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

NovaStar Certificates Financing LLC, as Seller

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary
                                                   Wachovia NovaStar Termination

NovaStar Certificates Financing Corporation, as Seller

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

NFI Repurchase Corporation, as Seller

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

NMI Repurchase Corporation, as Seller

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

NMI Property Financing, Inc., as Seller

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

HomeView Lending, Inc., as Seller and Guarantor

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

NovaStar Financial, Inc., as Seller and Guarantor

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

NFI Holding Corporation, as Seller and Guarantor

        /s/ Rodney E. Schwatken
By:______________________________
Name:   Rodney E. Schwatken
Title:  SVP Chief Financial Officer
        and Secretary

                                                   Wachovia NovaStar Termination

                                   SCHEDULE I

1. Master  Repurchase  Agreement  (2007 Whole Loan) dated as of May 9, 2007 (the
"Whole  Loan  Agreement"),   among  Wachovia  Bank,  National  Association,  NFI
Repurchase  Corporation,  NMI Repurchase  Corporation,  NMI Property  Financing,
Inc.,  HomeView Lending,  Inc, NovaStar Financial Inc., NFI Holding  Corporation
and NovaStar Mortgage Inc.

2. Master Repurchase Agreement (2007  Non-investment  Grade) dated as of May 31,
2007  (the  "Non-Investment   Grade  Securities   Agreement"),   among  Wachovia
Investment Holdings, LLC, Wachovia Capital Markets LLC, NovaStar Mortgage, Inc.,
NovaStar Certificates Financing LLC, and NovaStar Certificates Financing Corp.

3. Master Repurchase  Agreement (2007 Investment Grade) dated as of May 31, 2007
(the "Investment  Grade Securities  Agreement"),  among Wachovia Bank,  National
Association,  Wachovia Capital Markets LLC, NovaStar  Mortgage,  Inc.,  NovaStar
Certificates Financing LLC, and NovaStar Certificates Financing Corp.

4.  Master  Repurchase  Agreement  (New York)  dated as of July 6, 2007 (the "NY
Agreement") between Wachovia Bank,  National  Association and NovaStar Mortgage,
Inc.

5.  Guaranty  and Pledge  Agreement  dated as of April 25,  2007 among  NovaStar
Financial,  Inc,  NovaStar  Mortgage,  Inc., NFI Holding  Corporation,  HomeView
Lending Inc. and Wachovia Bank, National Association.

6.  Guaranty  and  Pledge  Agreement  dated as of May 31,  2007  among  NovaStar
Financial, Inc, NFI Holding Corporation and Wachovia Bank, National Association.

7.  Guaranty  and  Pledge  Agreement  dated as of May 31,  2007  among  NovaStar
Financial, Inc, NFI Holding Corporation and Wachovia Investment Holdings, LLC.

                                                  Wachovia NovaStar Termination

                                   SCHEDULE II

----------------------------------------------------------------------------------------------------------------------- -------------
              NovaStar Financial Flow of Funds/Wiring Instructions

                                                                                                                            Wire
              Amount                     Wire Origin Entity*                               Description                  Instruction
--------- ---------------- ------------------------------------------------ ------------------------------------------- -------------
.......... ................ ................................................ ........................................... .............
   1.     $59,054.53       NovaStar Mortgage, Inc.                          Thacher Proffitt & Wood LLP - Legal         Thacher -
                                                                                          Expenses                                    See Below
.......... ................ ................................................ ........................................... .............

.......... ................ ................................................ ........................................... .............
   2.     $191,545.46      NovaStar Mortgage, Inc.                          Purchase Call Servicing Transfer Amount     Wachovia -
                                                                                                                                      See Below
.......... ................ ................................................ ........................................... .............
   3.     $275,000.00      NovaStar Mortgage, Inc.                          Repurchase Claims                           Wachovia -
                                                                                                                                      See Below
.......... ................ ................................................ ........................................... .............
   4.     $992,330.13      i) NovaStar Mortgage, Inc.,                      Securities Repo (IG) Debt                   Wachovia -
                           ii)  NovaStar   Certificates   Financing   LLC,
                           iii) NovaStar Certificates Financing Corporation                                                           See Below
.......... ................ ................................................ ........................................... .............
   5.     $998.15          i) NovaStar Mortgage, Inc.,                      Securities Repo (IG) Outstanding Interest   Wachovia -
                           ii)  NovaStar   Certificates   Financing   LLC,                (4/28 through 5/9)                          See Below
                           iii) NovaStar Certificates Financing Corporation
.......... ................ ................................................ ........................................... .............
   6.     $3,367,496.89    i) NovaStar Mortgage, Inc.,                      Securities Repo (Non-IG) Outstanding Debt   Wachovia -
                           ii)  NovaStar   Certificates   Financing   LLC,
                           iii) NovaStar Certificates Financing Corporation                                                           See Below
.......... ................ ................................................ ........................................... .............
   7.     $5,178.65        i) NovaStar Mortgage, Inc.,                      Securities Repo (Non-IG) Outstanding        Wachovia -
                           ii)  NovaStar   Certificates   Financing   LLC,                Interest (4/28 through 5/9)                 See Below
                           iii) NovaStar Certificates Financing Corporation
.......... ................ ................................................ ........................................... .............
   8.     $1.00            i) NFI Repurchase Corporation,                   Whole Loan Repo Outstanding Debt            Wachovia -
                           ii)  NMI   Repurchase   Corporation,
                           iii) HomeView Lending, Inc.,
                           iv)  NMI Property Financing, Inc.
                           v)  NovaStar Mortgage, Inc.                                                                                See Below
.......... ................ ................................................ ........................................... .............
   9.     $0.00            i) NFI Repurchase Corporation,                   Whole Loan Repo Outstanding Interest        Wachovia -
                           ii)  NMI   Repurchase   Corporation,                           (4/28 through 5/9)                          See Below
                           iii) HomeView Lending, Inc.,
                           iv) NMI Property  Financing,  Inc.
.......... ................ ................................................ ........................................... .............

*Wire to be sent from any of the entities listed for the line item.

                           Thacher Wiring Instructions
                             Wiring Instructions:
                                Citibank, N.A.
                                ABA: XXXXX
                                For the Account of:  XXXXX
                                Account No. XXXXX
                                Reference: XXXXX

                           Wachovia Wiring Instructions
                             Wiring Instructions:
                                Wachovia Bank
                                ABA:  XXXXX
                                Acct:  XXXXX
                                Name:  XXXXX
                                Attn:  XXXXX
                                Reference:  XXXXX

--------- ---------------- ------------------------------------------------ ------------------------------------------- -------------